Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

Mercury Master Trust:

We consent to the incorporation by reference in this Amendment No. 7 to Registration Statement No. 811-09049 on Form N-1A for Mercury Master Trust (formerly Mercury Asset Management Master Trust) of our reports dated July 6, 2000, July 13, 2000, July 14, 2000, July 17, 2000 and July 17, 2000 appearing in the May 31, 2000 Annual Reports of Mercury Master U.S. Large Cap Portfolio, Mercury Master U.S. Small Cap Portfolio, Mercury Master International Portfolio, Mercury Master Pan-European Growth Portfolio, and Mercury Master Gold and Mining Portfolio, respectively.

We also consent to the incorporation by reference in this Registration Statement of our report dated June 16, 2000 on the Statement of Assets and Liabilities for Mercury Master Select Growth Portfolio as of June 13, 2000 appearing in Part B of Amendment No. 6 to this Registration Statement.

We further consent to the incorporation by reference in this Registration Statement of our report dated January 18, 2000 appearing in the November 30, 1999 Annual Report of Mercury Master Global Balanced Portfolio.

/s/ Deloitte & Touche LLP Princeton, New Jersey September 12, 2000